GMX RESOURCES INC.

HARRISON
GREGG
PANOLA

GMX RESOURCES INC.

GMXR

NASDAQ GM

EDWARDS

FULLY INVESTED IN OUR CLIENTS

www.gmxresources.com
GMXR’s
strategy is to develop its
resource play with multiple rigs, increase
production, grow its natural gas reserves
and continue to build shareholder value.
Rapidly Growing Small Cap E&P Company
Drilling on the Sabine Uplift; Carthage
North Field in East Texas Panola &
Harrison Counties
The date of these presentation materials is March 15, 2007
Non-deal Road Show
Exhibit 99.1

Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors.  It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs.  Accordingly, there is no assurance that the drilling schedule will occur as projected.  GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

MARION
HARRISON
SMITH
GREGG
PANOLA
RUSK
WILLOW SPRINGS, 38
OAK HILL, 58
CARTHAGE, 36
GLADEWATER, 73
GILMER, 65
HAWKINS, 40
WOODLAWN, 47
BETHANY
WASKOM

7 Rigs Drilling Cotton Valley Gas Resource Play, Sabine Uplift, E. TX;
Carthage
North Field; Panola & Harrison Co.; Cotton Valley Sands, Gas Shales, Travis Peak (Hosston) Sands, Pettit Sands & Limes
Rapidly Growing Small Cap E&P Co.
Cotton Valley Tight Gas Sands
Repeatable Organic Growth
‘Bossier’ Gas Shale
Multiple Targets
716 gross / 419 net CV Locations
(1)
139 gross / 74 net CV Wells  18% Drilled!
Development:  5 Yrs. 40 A. & 11 Yrs. 20 A.
(1) YE06 locations 40 acre density total; includes unit leasing & unitization
2006 Map by Geomap Company, reprinted with permission
High Quality
Unconventional Resources
Cotton Valley Sand
Glen Rose
Pettit
Travis Peak
CV LM Haynesville
Woodbine

Organic Growth Natural Gas
(1)
(1) 1Q07, YE07 & 07 Exit Rate are Company estimates
YE06 4.30 BCFE vs. YE05 2.20 BCFE 94% Increase
4Q06 1.38 BCFE vs. 4Q05 0.84 BCFE 63% Increase
1Q07 1.60 BCFE vs. 1Q06 0.86 BCFE 86% Increase
YE07 8.60 BCFE vs. YE06 4.30 BCFE 100% Increase
07 Exit Rate 35 mmcfepd vs. 06 Exit Rate 17 mmcfepd 100% Increase
1.6
0
0.5
1
1.5
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07e
Production Growth / Qtr. Production Growth / Qtr.

YE05 $11.225 mmbtu $61.04 bbl
YE06 $6.29 mmbtu $61.05 bbl
Pricing
Building Shareholder Value
(1) Sproule Associates, Inc. 12/31/04 & 12/31/05
(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
YE05 162 BCFE
(1)
153% Increase
YE06 258 BCFE (2) 59% Increase
YE07 383 BCFE (3) 49% Increase
YE 07
First Albany Capital 8/25/06 422 BCFE
Howard Weil, Inc. 2/13/07 345+ BCFE
Ferris, Baker Watts, Inc. 12/6/06
Capital One Southcoast, Inc. 4/7/06
A.G. Edwards & Sons, Inc. 4/17/06
Pickering Energy Partners, Inc. 8/22/06
Sidoti & Company, LLC 6/25/06
(3) Analyst's Proved Reserves Forecast
53
64
162
258
383
0
50
100
150
200
250
300
350
400
450
YE03 YE04 YE05 YE06 YE07
Reserve Growth Reserve Growth

Gross
Wells
Net
Wells
(2)
41 / 19.5 UCV  $36.0 mm
18 / 10.2 LCV-UCV $32.4 mm
3 Rigs Infrastructure / Acreage / Compressors & Pipelines $30.0 mm
Additional Stages & Re-Completions $12.4 mm
3 / 3.0 CVS Horizontals $12.3 mm
2007 Drilling Preparations $4.8 mm
1 / .3 LCV Horizontal $1.8 mm
2 / 2.0 TP/P Twins $1.6 mm
65 35.0
4-8 Rigs   2006
$131.3 mm
106 / 60.0 V UCV
11 / 8.0 TP
2 / 1.0 Hz UCV & LCV
119 69.0 7-8 Rigs
(1)
   2007 $145.0 mm
GMXR CAPEX
(1) 2007 are Company estimates based on past rig performance, estimated prices and existing contracts.
(2)
CAPEX includes pipelines, compressors,
rigs, acreage & completed well costs.     Hz = Horizontal   V = Vertical
Drill Bit Growth
(1)
100% CAPEX for Drill Bit Growth!

Incremental
Vertical
(2) (3)
Horizontal
CAPEX $145 mm +$30 mm
Bank Debt (Add'l) $35 mm +$15 mm
Equity
(1)
                        ($34.82) $65 mm +$0 mm
Cash Flow & Working Capital $50 mm +$10 mm
Total $150 mm $25 mm
Net $5 mm ($5 mm)
CAPEX Funding 2007
(1)
Reflects net proceeds of $65.5 million from 2 million share common stock offering on February 7, 2007.
(2)
Horizontal wells are contingent upon very
successful initial potentials and much higher EURS.
(3)
Figures for horizontal wells are in addition to the capital expenditure necessary to drill the associated vertical well.
Balance Sheet Summary
Actual Pro Forma
(1)
($ in thousands) Dec. 31, 05 12/31/2006 12/31/2006
Cash and Cash Equivalents $2,392 $4,960 $30,460
Oil & Natural Gas Properties $58,927 $157,300 $157,300
Total Assets $81,103 $210,323 $235,823
Long-Term Debt $1,756 $41,820 $1,820
Shareholders Equity $61,225 $131,481 $196,981
LTD to Equity 3% 31.81% 0.92%
Low Leverage
Order of Preference Future Funding:  1) Bank Debt   2) Other Debt

GMX RESOURCES INC. GMXR NASDAQ GM
EDWARDS

Mcfe/d

Bcfe

Bcfe

Proved Reserves Proved Reserves
53.0
64.3
162.0
258.0
383.0
0.0
50.0
100.0
150.0
200.0
250.0
300.0
350.0
400.0
450.0
2003 2004 2005 2006 2007 (2)
(1)
Company Guidance Proved Reserves prepared by Sproule Associates, Inc. in years prior to 2006.  YE06 Proved Reserves prepared by MHA
Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
(2)
Analyst Proved Reserved Forecast Average
1.124
1.231
2.220
8.600
4.300
0
1
2
3
4
5
6
7
8
9
2003 2004 2005 2006 2007 (1)
Production Production
0 Rigs
0 -2 Rigs
1 -4 Rigs
4 -8 Rigs
7-8 Rigs
Daily Avg. / Qtr. Daily Avg. / Qtr.
0
2
4
6
8
10
12
14
16
18
Mar-
04
Jun-
04
Sep-
04
Dec-
04
Mar-
05
Jun-
05
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
(1)
0
2
4
6
8
10
12
Jan-
04
Mar-
04
May-
04
Jul-
04
Sep-
04
Nov-
04
Jan-
05
Mar-
05
May-
05
Jul-
05
Sep-
05
Nov-
05
Jan-
06
Mar-
06
May-
06
Jul-
06
Sep-
06
Nov-
06
Jan-
07
Wells Drilled
Net Wells
Wells Drilled / Net Wells Wells Drilled / Net Wells
Sabine Uplift Low Risk Pure Resource Play
Sabine Uplift Low Risk Pure Resource Play
100% Drilling Success 139 GMXR Cotton Valley Wells
41 Year Lives (1)

GMX RESOURCES INC.
GMXR
NASDAQ GM

Harrison
Smith
Gregg
Rusk
Cherokee
Panola
Caspiana Elm Grove
0
24,641
FEET
N

CV Well  - CV Depths
8,500’ – 12,000’
Permitted Wells
Gladewater/Glenwood/White Oak/Willow Springs:  744 CV BCFE; 1,044 Other BCFE
Woodlawn 166 CV BCFE; 399 Other BCFE
Tatum/Blocker 379 CV BCFE; 151 Other BCFE
Waskom 333 CV BCFE; 920 Other BCFE
Bethany/Elysian 466 CV BCFE; 1,344 Other BCFE
Carthage/Beckville/Briggs 4,197 CV BCFE; 6,765 Other BCFE
Oak Hill 1,292 CV BCFE; 12 Other BCFE
Overton 277 CV BCFE; 31 Other BCFE
Texas Counties: Harrison, Panola, Gregg, Rusk, Smith,
Cherokee, Caddo Parish, LA:   8,924 CV Wells; 1,505
Permitted Wells.  Prod Cum 9,069 CV BCFE.
CV Avg. CUM 1.073 BCFE
* Production data from IHS Dwights, November 2006.
Harrison County Cotton Valley Sands *
1088 Active Wells 1957 Jan. (50 Yrs Old); Shelby Opr. Inc.
A.G. Birdwell #2 API 42-203-01587; 2.35 BCFE
72 Wells Over 30 Yrs Old  498 Wells 9 – 50 Yrs Old
Gladewater / Gladewater /
Glenwood / White Glenwood / White
Oak/ Willow Springs Oak/ Willow Springs
Woodlawn Woodlawn
Waskom Waskom
Oak Hill Oak Hill
Carthage / Beckville / Carthage / Beckville /
Briggs Briggs
Tatum / Blocker Tatum / Blocker
Overton Overton
Cotton Valley Regional Production
GMXR / PVA
GMXR / PVA
/ PVA
CARTHAGE NORTH CARTHAGE NORTH
Bethany / Bethany /
Elysian Elysian
Harrison County Cotton Valley Sands *
Production Average to Date:  1.14 BCFE – Still Increasing
144 Wells Have Produced from 1.3 BCFE – 9.6 BCFE

GMX RESOURCES INC.
GMXR
NASDAQ GM
EDWARDS

CUM MMCFE
1
101
201
301
401

10 498 CVS Producers 9-50 Yrs Old Average 1.14 BCFE Per Well – Still Producing! HARRISON COUNTY CVS CUM PRODUCTION TO DATE >9 YRS OLD 0 500 1000 1500 2000 2500 3000 3500 4000 CVS WELL COUNT

GMX RESOURCES INC
GMXR
NASDAQ GM

Harrison
Smith
Gregg
Caspiana Elm Grove
Cherokee
Rusk
Panola
0
24,641
FEET

Gladewater / Gladewater /
Glenwood / White Glenwood / White
Oak/ Willow Springs Oak/ Willow Springs
Woodlawn Woodlawn
Waskom Waskom
Oak Hill Oak Hill
Bethany / Bethany /
Elysian Elysian
Carthage / Beckville / Carthage / Beckville /
Briggs Briggs
Tatum / Blocker Tatum / Blocker
Overton Overton
Texas Counties: Harrison, Panola, Gregg, Rusk, Smith,
Cherokee, Caddo Parish, LA:   31,336 TP/P Wells.
Prod Cum 22,108 TP/P BCFE.
TP/P Avg. Production 1.21 BCFE
* Production data from IHS Dwights, November 2006.
Travis Peak, Pettit & Other Shallow Production
Harrison County Travis Peak / Pettit *
1,460 Active Producers  Oldest Producer 12/3/1924
Lake PG Inc. Bryson #B-1 API 42-203-01373
1939 - 1941 Nine Wells
Devon Energy Product Jim Davis #1 API 42-203-01153
292 Wells 50 Yrs – 83 Yrs   288 Wells 30 Yrs – 49 Yrs
TP/P Well – TP/P Depths < 8,500’
Oil Well
Oil & Gas Well
Gladewater/Glenwood/White Oak/Willow Springs 782 TP/P BCFE; 1,006 Other BCFE
Woodlawn 374 TP/P BCFE; 191 Other BCFE
Tatum/Blocker 148 TP/P BCFE; 382 Other BCFE
Waskom 884 TP/P BCFE; 369 Other BCFE
Bethany/Elysian 1,305 TP/P BCFE; 495 Other BCFE
Carthage/Beckville/Briggs 6,628 BCFE; 4,334 Other BCFE
Oak Hill 10 TP/P BCFE; 1,294 Other BCFE
Overton 29 TP/P BCFE; 279 Other BCFE
GMXR / PVA
GMXR / PVA
/ PVA
CARTHAGE NORTH CARTHAGE NORTH
Harrison County Travis Peak / Pettit *
Average Production to Date 1.21 BCFE – Still Producing!
30-83 Year Old Lives So Far
East Texas East Texas

GMX RESOURCES INC.
GMXR
NASDAQ GM
EDWARDS.

6,500
7,000
7,500
8,000
8,500
9,000
9,500
10,000
10,500
11,000
11,500
UCV
LCV
Tight Gas Sands

Open Hole 28
Pettit
41
Travis Peak /
Hosston Sands
Estimated
Gas-in-Place
Per 640 Acres
Lower TP Sands
Stroud Sands
BCD Sands
8 BCFE
Davis Sands
26.6 BCFE
Taylor Sands
Upper Bossier
Middle Bossier
Lower Bossier
Haynesville/Smackover
50
34 BCFE
100 BCFE
139
Conventional
Reservoirs
Tight Limes
210
*
492
Gas Shales
(1) Company internal estimates of proved & unproved reserves. 40 Acre spacing.
960 BCFE 3P
3P Reserves (BCFE)
(1)
* 4-8% of Gas in Place
Middle TP Sands
20 Acre Spacing, Approved
40 Acre
Spacing
Yellow
Sand or Lime
Orange
Silt
Purple
predominantly
Shale
Mud Log
Gas Shows

GMX RESOURCES INC.
GMXR
NASDAQ GM
EDWARDS

0
7,468
FEET

Map as of  March 2007.  CV and TP/P Wells
2007 Drilling Plans
(1)
Carthage North GMXR / PVA Joint Venture
(1)
Company internal estimates;  Schedule dependant upon rig efficiency.   Number of wells to be drilled in all areas are estimated.  Net ownership of wells will increase by leasing & unitization. Wells assume 30 days spud to spud for vertical conventional rigs UCV; 15 days spud to spud for flex rigs & 30-45 days spud to spud for horizontal wells.
GMXR / PVA JV Acreage
GMXR 100% Acreage
2006 GMXR & JV Wells
2007 GMXR & JV Wells
Horizontal Well
Permitted Wells
CV Gas Well
TP/P Gas Well
Oil Wells
JV 30% Area -
GMXR
30% WI
Vertical Program
• Drill 36 gross / 11 net Vertical UCV Wells
• Drill 2 gross/.6 net Travis Peak Twins
GMXR
100% Area - 100% WI
Vertical Program
• Drill 28 gross & net Vertical UCV Wells
• Drill 5 Travis Peak Twins
JV 50% Area –
GMXR
50% WI
Vertical Program
• • Drill Drill 42 gross / 21 net Vertical UCV Wells
• Drill Drill 2 gross/1 net Horizontal UCV&LCV
• Drill 4 gross /2 net Travis Peak Twins

GMX RESOURCES INC.
GMXR
NASDAQ GM
EDWARDS

GMXR 100% Area Average Daily Production
JV & 100% Area Average Daily Production
MMCFE
1
11
21
31
41
51
61
71
81
91
101

CVS Well Count
0
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
5500
6000
748
829
974
0
250
500
750
1000
30 Days 60 Days 90 Days
Carthage, North JV & 100% Areas Carthage, North JV & 100% Areas
107 CVS Wells 1st
107 CVS Wells 1st
st
90 Days Production 90 Days Production
(1)
(1) Production data are CVS Wells from Completions during 2004 – Mar. 13, 2007, 24 hours days only & exclude partial days and shut ins.
(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
GMXR Operated Wells
PVOG Operated Wells
CVS EUR YE06
(2)

107 CVS Production Histories with CVS Average Curve
0
500
1000
1500
2000
2500
3000
1 31 61 91 121 151 181 211 241 271 301 331 361 391 421 451 481 511
Days
Gas Recovery Per Layer Per 640 Acres (M
Gas Recovery Per Layer Per 640 Acres (M²)
2
)
(1)
UCV:  Gas in Place        per 640 Acres 60 BCFE
Gas Recoverable per 640 Acres 42 BCFE (e70%)
LCV:  Gas in Place        per 640 Acres 100 BCFE
Gas Recoverable per 640 Acres     8 BCFE (e8%)
(1) Internal estimates, work in progress one square mile  Daily Production Data for CVS Wells completed in 2004 – Mar. 2007

Horizontal
1 Lateral  UCV
TP/P UCV UCV-Flex 1,700'
Well Depth 7,000' 10,000' 10,000' 11,800'
Completed Well Cost
2007 e
$.8 mm $6 mm
Cost Down 10-25 % Jan. - Feb '07
YE06 EUR BCFE
(2)
1-1.34 $4.73
'2006 Reserve Growth Costs'
PUD's F&D Costs
(2)
$.0.75 - $1.00 $1.59
Vertical Well
1.33
1.21
(1)
$1.63
$1.73 mm
Pure Play Gas Farming Stats
(1)
2006  Reserve Growth Costs are calculated by using 2006 CAPEX $131 mm less $15 mm (cost of DBD Rigs in 2006) / Net Reserve Growth 96 BCFE = $1.21
(2)
See definition in Glossary of Terms for F&D Costs. EUR Estimated by MHA Petroleum Consultants in association with Sproule Associates, Inc. 4 BCF is required at a minimum amount to continue justifying horizontals over vertical.  Travis Peak / Pettit EUR based on 2006 drilling results & avg. CUM in Harrison Co.
TP/P UCV UCV-Flex Horizontal
Spud to TD 9 Days 14 Days 9 Days 40 Days
Spud to Spud 15 Days 25 Days 15 Days 60 Days
Spud to Sales 30 Days 30 Days 18 Days 70 Days
Fracture Stimulation Stim Perf 1-2 Stages 2 Stages 4-6 Stages
Stage Types
Economic Life 41 years
10,000 bbl slickwater/350,000 # tmp sd/@ 55 bpm
Performance

Net
1P
258 BCFE Proved 2006
(1)
PUDS: 264 CVS gross / 160 net 176 BCFE
9 TP/P gross & net             5 BCFE
60% GMXR Operated
504 BCFE
Probable
(2)
Probable 333 CVS gross / 203 net
198 BCFE Possible
(2)
3P
960 BCFE
(1)
YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule
Associates, Inc.
(2)
01/25/07 Company internal projections. EUR for 80s & 40s  are the same,
‘GMXR’ NAV STRATEGY
Drill Undeveloped Reserves/Convert Probables to Proved
YE 07
First Albany Capital 8/25/06 422 BCFE
Howard Weil, Inc. 2/13/07 345+ BCFE
Ferris, Baker Watts, Inc. 12/6/06
Capital One Southcoast, Inc. 4/7/06
A.G. Edwards & Sons, Inc. 4/17/06
Pickering Energy Partners, Inc. 8/22/06
Sidoti & Company, LLC 6/25/06
Analyst's Proved Reserves Forecast

GMX RESOURCES INC.
GMXR
NASDAQ GM

EDWARDS

MCFE EUR Average
Total CVS Producing Well Count

1.33
1.24 1.1 0.9
0.7
0.5
0
0.25
0.5
0.75
1
1.25
1.5
2001 2002 2003 2004 2005 2006
YE EUR
0
25
50
75
100
125
YE Estimates for CVS Reserves have increased for 6 Consecutive Years
YE Estimates for CVS Reserves have increased for 6 Consecutive Years
Due in part to Production Performance
Due in part to Production Performance
‘GMX
RESOURCES INC.
YE Proved Reserves EUR Average per CVS Well
(1)
(1) Sproule Associates, Inc. 12/31/04 & 12/31/05.  YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.

GMX RESOURCES INC.
GMXR
NASDAQ GM
EDWARDS

WASKOM
BETHANY
CARTHAGE, 36

20 Acre Tests to Begin in 2Q07
20 mmcfepd Net Production 3/13/07 – 7 Day Average
65% of 4Q06 Nat Gas Production Hedged thru 2008
$7.55 MMBTU Blend; 10,000 mcfgpd thru 12/31/08
$8.00 Natural Gas Hedge 100,000 MMBTU per Month,
Houston Ship Channel thru July 2007
$7.46 Natural Gas Hedge 200,000 MMBTU per Month,
Houston Ship Channel thru December 2008
$7.60 Natural Gas Hedge 100,000 MMBTU per Month,
HSC August 2007 thru December 2008
3
rd
Horizontal Wells Completion Ongoing in Taylor Sand
Baldwin 5H IP 1.8 mmcfgpd
1
st
31 days
(1)
51,620 mcfg; 1,665 mcfgpd
2
nd
31 days
(1)
41,665 mcfg; 1,344 mcfgpd
Cadenhead 6H IP 2.4 mmcfpd
24 days
(1)
2,003 mfgpd
Cadenhead 9H Frac
Completion est.
Mar. 25, 2007
Press Release projected April 2007
Recent Developments and Plans
Potentially Doubles CVS Locations to 1,432 gross / 838 Net
20 acre density, 600’ well separations, 467’ from lease line New Field Rules
20 Acre Optional Drilling Units for Carthage North Field – Final Order Issued
GMXR
Map by Geomap Company, reprinted with permission
Carthage North 18 miles N-S x 8 miles wide
Lois Haygood #11
Baldwin 5H IP 1.8 MMCFPD;
Cadenhead 6H IP 2.4 MMCFPD
Cadenhead 9H to be treated 3/16-23
Glen Rose
Pettit
Woodbine
Travis Peak
CVS
(1)
Less shut in and partial days

Resource Play Activity
Land Office Marshall, TX; Field Office 12,000 sq. ft. & 40 Acres Yard
16 New CV Gas Units Formed in 2006
YE06   95 miles of Pipelines & 24 miles of ROW in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines
(1)
YE07   Expansion 15 miles Pipelines & 4 miles of ROW
(1) Endeavor Pipeline wholly owned subsidiary of GMXR
(2) From well head to delivery points within all 3 AMIs
Take Away Capacity
(2)
:
GMXR 26 mmcf/d 2/1/07; 33 mmcf/d 4/1/07; 52 mmcf/d YE07
PVOG 50 mmcf/d 2/1/07; 80 mmcf/d 9/07
75% - 83.3% NRI (most NRI >= 80%) Net Revenue
$500 - $700 per acre Bonus & Brokerage
20 Acre Development in Area Continuing
HAWK/KCS, Devon & XTO
Current: JV Area Production 25 mmcfg/d
100% Area Production 14 mmcfg/d

Diamond Blue & Other Rigs Status
(1)
“DBD”
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.
Rigs
(Operator)
Status (Area)
Contract Term Depth
Drawworks
Horsepower
DBD #7
(1)
(
GMXR
)
Active
(100%)
GMXR
Own
11,000' 1000 HP
DBD #11
(1)
(
GMXR
)
Active
(100%)
GMXR
Own
14,000' 1000 HP
DBD #9
(1)
(
GMXR
)
1H07 (100%)
GMXR
Own
15,000' 1200 HP
Unit Corp #309 (
GMXR
)
Active
(100%)
Well by Well
H & P Flex #188
(PVA)
Active (JV50%)
90 Day Renewable
Grey Wolf Flex #102
(PVA)
Active
(JV50%)
3 yr thru 09
H & P Flex #185
(PVA)
Active (JV30%)
3 Well Renewable
H & P #156
(PVA)
Active (JV30%)
2 yr 6/05 - 6/07
0
2
4
6
8
10
12
Jan-
04
Mar-
04
May-
04
Jul-
04
Sep-
04
Nov-
04
Jan-
05
Mar-
05
May-
05
Jul-
05
Sep-
05
Nov-
05
Jan-
06
Mar-
06
May-
06
Jul-
06
Sep-
06
Nov-
06
Jan-
07
Wells Drilled
Net Wells
Wells Drilled / Net Wells Wells Drilled / Net Wells

GMXR’s Cotton Valley Neighbors
BP
Comstock
SandRidge
Samson
Samson Samson
Progress /
EXCO
Comstock
Peoples/
EnCana
Hunt
Chevron
Anadarko
Anadarko Anadarko
Devon
Devon Devon
XTO
Goodrich
EXCO
BP
Anadarko
Texas Counties: Harrison, Panola, Gregg & Rusk and Caddo
Parish, LA:   46,309 Wells
Prod Cum 29,630 BCFE as of  October 2006
TXOK
XTO
Samson
Devon
Chevron Chevron
CHK
Map depicts all wells, all depths.
Production data from IHS Dwights.
Chevron
Forest Oil
Gas Well
Forest Oil
Comstock
Goodrich
H
A
W
K
S
W
N
PVA/GMXR
GMXR
PVA/GMXR
06 Permitted Wells or 2006 Wells 07 Permitted Wells or 2007 Wells

High Quality Resource Plays Valuation Metrics
(1)
Proved Reserve Metrics
1/1/2007 EXCO buys APC assets 466 BCFE $1,600 mm
$3.43 / mcfe
6/5/2006 CHK buys Four Sevens 160 BCFE $845 mm
$4.90 / mcfe
5/2/2006 DVN buys Chief 617 BCFE $2,200 mm
$3.57 / mcfe
4/21/2006 HAWK buys KCS 463 BCFE $1,900 mm
$4.10 / mcfe
Key Recent Transactions
(1)
Company press releases & company conference calls; analyst’s reports
5/2/2006 DVN buys Chief
3P Reserves:
Proved $1.62 / mcfe
Prob & Poss $0.86 / mcfe
7/25/2006 EXCO buys Winchester from Progress
3P Reserves:
Proved $1.95 / mcfe
Prob & Poss $1.44 / mcfe
10/31/2006 CHK buys Several Assets
3P Reserves:
Proved $2.10 / mcfe
Prob & Poss $0.98 / mcfe
3P Metrics

GMX RESOURCES INC.
GMXR
NASDAQ GM
EDWARDS

Enterprise Value / 2006 Proved Reserves Mcfe

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
SWN GDP DPTR CRZO * PLLL UPL HK FST CRK GMXR
Note:  Growth E&P companies with similar  resource assets. Data source: CapitalIQ, reserves from company press releases.  For GMXR EV = current market cap as of  2/1/07 +
(preferred stock + debt - cash & short term investments as of 12/31/06) adjusted for the sale of 2 million shares of commons stock on Feb. 1, 2007 and use of proceeds to reduce debt.
EV for peer group is based on current market cap as of 2/1/07 and balance data as of 9/30/06.  * CRZO Carrizo 2006 financials not yet published – 3Q06 used with YE06 Reserves
Average = $3.68
$1.58
High Growth Peer Group
GMXR Catalysts:
Production Growth
NAV Growth YE07-08 Proved
Exit Strategy
Horizontal Development
YE06
258 BCFE

(1)
Nasdaq as of March 14, 2007.
(2)
YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
(3)
Ken
Kenworthy, Jr. and wife own 11.4% of common stock when combined.
(4)
Enterprise Value = current market cap + (preferred stock [$50mm] + debt - cash & short term investments). (5) Gives effect to sale of 2 million shares of common stock on Feb. 1, 2007 and use of proceeds to reduce debt. (6) 12/31/06
GMX RESOURCES INC.  ‘GMXR’
Name / Position Age 'GMXR' Background
Ken Kenworthy, Sr.
CFO, EVP, Dir. 71 6.6%
(5)
Co-Founder, CFO NYSE Company.25 years E&P
Ken Kenworthy, Jr.
Pres., CEO, Chair 50 6.3%
(3) (5)
Co-Founder, Geoscientist.
31 years E&P
Gary Jackson
, VP Land 55 options
Land Management.  E&P 26 years
Richard Hart, Jr.
Operations Mgr. P.E. 50 options
GMX Mar. 2003, 27 yrs. drilling, completion & production
Timothy Benton
Reservoir P.E. 50 options
Reservoir Engineer.  31 years
Keith Leffel
VP Endeavor Pipeline 57 options
32 years Gas Marketing
Wayne Smith
P.E., Drilling 50
Consulting Petroleum Engineer.  28 years
Charles Pope
Drilling & Completions Mgr.P.E. 49 options
Pinnacle Technologies, XTO Energy.  25 yearsSPE Papers #25241, #20682 & # 16204
James Merrill
Controller, CPA 39 options 15 years Financial Management & Experience, S.E.C. & Sarbanes Oxley
Recent Price: $29.16
Proved Reserves 12/31/06
(2)
258 BCFE
120 Day Price Range: $47.90 - $28.47 Proved Developed: 76 BCFE
Enterprise Value:
(4) (5)
$386,872,048 Proved Undeveloped: 182 BCFE
Shares Outstanding:
(5)
13,267,217
Natural Gas Reserves: 94%
90 Day Average Daily Volume
(1)
323,835
2005 CAPEX: $40 Million
Management Ownership:
(3) (5)
18% 2006 CAPEX: $131 Million
Institutional Ownership:
(1) (5)
81% e 2007 CAPEX: $145-$175 Million
Pro Forma L-T Debt/Total Capitalization:
12/31/06
(5)
<1% $1.15 LOE & Tax / mcfe
(6)
($1.04 LOE + $0.11 Taxes)

Analyst Contacts
Company Analyst Name Telephone Email
A.G. Edwards & Sons, Inc. Chris Pikul, CFA 303.436.1583 chris.pikul@agedwards.com
CapitalOne Southcoast, Inc. Richard T. Moorman 504.593.6182 richard.moorman@capitalonebank.com
Christopher George 504.593.6141 christopher.george@capitalonebank.com
Richard Tullis 504.593.6118 richard.tullis@captialonebank.com
Ferris, Baker Watts, Inc. Richard Rossi 267.757.8773 rrossi@fbw.com
Joel Musante, CFA 917.400.7019 jmusante@fbw.com
First Albany Capital Eric Hagen
(1)
720.932.8115
Rhett Bruno
(1)
720.932.8116
Howard Weil, Inc. Jonathan Robert 504.582.2638 jonathanr@howardweil.com
Peter Kissel 504.582.2881 peterk@howardweil.com
Pickering Energy Partners, Inc. David Heikkinen 504.251.6181 dheikkinen@pickeringenergy.com
Marshall Carver IV 504.371.5564 mcarver@pickeringenergy.com
Sidoti & Company, LLC Mark Lear, CFA 212.453.7027 mlear@sidoti.com
(1)
Eric Hagen and Rhett Bruno have left 1
st
Albany and joined Merrill Lynch – Eric’s Report is still included.

Glossary of Terms
1P Proved Reserves LCV Lower Cotton Valley
2P Probable Reserves MBbls One thousand barrels of oil
3P Possible Reserves MCF One thousand cubic feet of gas
bbl or bo barrel of oil MCFe One thousand cubic feet of gas equivalent
BCFE Billion Cubic Feet Gas Equivalent (oil & gas combined 6:1 mcfepd One thousand cubic feet of gas equivalent per day
CAPEX Capital Expenitures MMCF One million cubic feet of gas
CCV Completed Cotton Valley MMCFe One million cubic feet of gas equivalent
CVS Cotton Valley Sand Well mmcfg Million cubic feet gas
CWC Completed Well Cost mmcfgpd Million cubic feet gas per day
E&P Exploration and Production PE Petroleum Engineer
Poss Possible Undeveloped Wells
Present Value
or PV
When used with respect to oil and gas reserves, present
value means the Estimated Future Net Revenues
Prob Probable Undeveloped Wells
PUD Proved Undeveloped Wells
PVA Penn Virginia Corporation
PVOG Penn Virginia Oil and Gas
Spud To begin drilling operations on a well
EUR Estimated Ultimate Recovery
TP/P Travis Peak / Pettit
TCFE Trillion cubic Feet Gas Equivalent (oil & gas combined 6:1 basis to gas equivalent
JV Joint Venture
UCV Upper Cotton Valley
Takeaway
Capacity
The ability to move gas to a market for sale
Estimated future gross revenue to be generated from the
production of proved reserves, net of estimated
production, future development costs, and future
abandonment costs, using prices and costs in effect as of
the date of the report or estimate, without giving effect to non-property related expenses such as general and
administrative expenses, debt service and future income
tax expense or to deprecation, depletion and amortization.
Estimated
Future Net
Revenues
Finding and Development Costs.  Total acreage and
completed well costs are divided by estimated net EUR
per well. Our measure of F & D costs may not be
comparable to other companies.  At this time, internal
estimates were also used for rate using Company owned
rigs.
F&D
basis to gas equivalent)